                                  Exhibit 99.2

 Series 1998-2 Monthly Certificateholders' Statement for the month of May 2001

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1998-2 is set forth below:


        Date of the Certificate                          June 10, 2001
        Monthly Period ending:                            May 31, 2001
        Determination Date                               June 10, 2001
        Distribution Date                                June 15, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                           General
==================================================================================================================================
  201   Amortization Period                                                                                  Yes             201
  202   Early Amortization Period                                                                             No             202
  203   Class A Investor Amount paid in full                                                                 Yes             203
  204   Class B Investor Amount paid in full                                                                  No             204
  205   Collateral Indebtedness Amount paid in full                                                           No             205
  206   Saks Incorporated is the Servicer                                                                    Yes             206

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                                                         Investor Amount
==================================================================================================================================
                                                            as of the end of the prior              as of the end of the
                                                                Monthly Period                     relevant Monthly Period
                                                            --------------------------             -----------------------
  207 Series 1998-2 Investor Amount                                   $    261,500,000    207(a)         $      61,500,000   207(b)
  208   Class A Investor Amount                                       $    200,000,000    208(a)         $               -   208(b)
  209   Class B Investor Amount                                       $     21,500,000    209(a)         $      21,500,000   209(b)
  210   Collateral Indebtedness Amount                                $     24,000,000    210(a)         $      24,000,000   210(b)
  211   Class D Investor Amount                                       $     16,000,000    211(a)         $      16,000,000   211(b)

  212 Series 1998-2 Adjusted Investor Amount                          $     61,500,000    212(a)         $      16,000,000   212(b)
  213   Class A Adjusted Investor Amount                              $              -    213(a)         $               -   213(b)
  214   Principal Account Balance                                     $    200,000,000    214(a)         $      45,500,000   214(b)
  215   Class B Adjusted Investor Amount                              $     21,500,000    215(a)         $               -   215(b)

  216   Class A Certificate Rate                                                                                      6.00%  216
  217   Class B Certificate Rate                                                                                      6.15%  217
  218   Collateral Indebtedness Interest Rate                                                                      4.87250%  218
  219   Class D Certificate Rate                                                                                   5.12250%  219
  220 Weighted average interest rate for Series 1998-2                                                                5.86%  220

                                                                                                            as of the end of
                                                                  for the relevant                          the relevant
                                                                  Monthly Period                            Monthly Period
                                                                  ----------------                          --------------
  221 Series 1998-2 Investor Percentage with respect to
        Finance Charge Receivables                                       5.14%                221(a)            1.33%        221(b)
  222   Class A                                                          0.00%                222(a)            0.00%        222(b)
  223   Class B                                                          1.80%                223(a)            0.00%        223(b)
  224   Collateral Indebtedness Amount                                   2.01%                224(a)            0.00%        224(b)
  225   Class D                                                          1.34%                225(a)            1.33%        225(b)

  226 Series 1998-2 Investor Percentage with respect to
        Principal Receivables                                           21.94%                226(a)            1.33%        226(b)
  227   Class A                                                         16.78%                227(a)            0.00%        227(b)
  228   Class B                                                          1.80%                228(a)            0.00%        228(b)
  229   Collateral Indebtedness Amount                                   2.01%                229(a)            0.00%        229(b)
  230   Class D                                                          1.34%                230(a)            1.33%        230(b)

  231 Series 1998-2 Investor Percentage with respect to Allocable
        Amounts                                                          5.14%                231(a)            1.33%        231(b)
  232   Class A                                                          0.00%                232(a)            0.00%        232(b)
  233   Class B                                                          1.80%                233(a)            0.00%        233(b)
  234   Collateral Indebtedness Amount                                   2.01%                234(a)            0.00%        234(b)
  235   Class D                                                          1.34%                235(a)            1.33%        235(b)

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                                               Series 1998-2 Investor Distributions
==================================================================================================================================

  236 The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                                        $  2,000.00         236

                                                                   Series 1998-2

  237   Class A distribution of collections of Principal Receivables per $1,000 of
      original principal amount                                                                          $           -       237
  238   Class B distribution of collections of Principal Receivables per $1,000 of
      original principal amount                                                                          $    1,000.00       238
  239   Collateral Indebtedness Amount distribution of collections of Principal
      Receivables per $1,000 of original principal amount                                                $    1,000.00       239
  240   Class D distribution of collections of Principal Receivables per $1,000 of original
      principal amount                                                                                   $           -       240
  241   Class A distribution attributable to interest per $1,000 of original principal amount            $           -       241
  242   Class B distribution attributable to interest per $1,000 of original principal amount            $        5.13       242
  243   Collateral Indebtedness Amount distribution attributable to interest per $1,000 of original
      principal amount                                                                                   $        4.20       243
  244   Class D distribution attributable to interest per $1,000 of original principal amount            $           -       244
  245   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
      original principal amount                                                                          $        0.39       245

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                                              Collections Allocated to Series 1998-2
===================================================================================================================================

  246 Series allocation of collections of Principal Receivables                                          $  49,824,972       246
  247   Class A                                                                                          $  38,107,053       247
  248   Class B                                                                                          $   4,096,508       248
  249   Collateral Indebtedness Amount                                                                   $   4,572,846       249
  250   Class D                                                                                          $   3,048,564       250

  251 Series allocation of collections of Finance Charge Receivables                                     $   1,172,996       251
  252   Class A                                                                                          $           -       252
  253   Class B                                                                                          $     410,072       253
  254   Collateral Indebtedness Amount                                                                   $     457,754       254
  255   Class D                                                                                          $     305,170       255

      Available Funds
      ---------------
  256   Class A Available Funds                                                                          $           -       256
  257   The amount to be withdrawn from the Reserve Account to be included in
      Class A Available funds                                                                            $           -       257
  258   Principal Investment Proceeds to be included in Class A Available Funds                          $           -       258
  259   The amount of investment earnings on amounts held in the Reserve Account
      to be included in Class A Available funds                                                          $           -       259

  260   Class B Available Funds                                                                          $     800,521       260
  261   The amount to be withdrawn from the Reserve Account to be included in Class B Available funds    $           -       261
  262   Principal Investment Proceeds to be included in Class B Available Funds                          $     380,130       262
  263   The amount of investment earnings on amounts held in the Reserve Account to be
        included in Class B Available funds                                                              $      10,319       263

  264 Collateral Available Funds                                                                         $     457,754       264

  265 Class D Available Funds                                                                            $     305,170       265

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                                                    Application of Collections
===================================================================================================================================

      Class A
      -------
  266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
        Distribution date
  267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A
        Servicing fee for the related Distribution Date                                                  $           -       267
  268 Class A Allocable Amount                                                                           $           -       268
  269 An amount to be included in the Excess Spread                                                      $           -       269

                                                                   Series 1998-2

        Class B
        -------
        Class B Monthly Interest for the related Distribution Date, plus the amount of
  270   any Class B Monthly Interest previously due but not paid plus any addition                $   110,188   270
        interest with respect to interest amounts that were due but not paid on a prior
        Distribution date
  271   If Saks Incorporated is no longer the Servicer, an amount equal to Class B
        Servicing fee for the related Distribution Date                                           $         -   271
  272   An amount to be included in the Excess Spread                                             $   690,334   272

        Collateral
        ----------
        If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
  273   Servicing fee for the related Distribution Date                                           $         -   273
  274   An amount to be included in the Excess Spread                                             $   457,754   274

        Class D
        -------
  275   If Saks Incorporated is no longer the Servicer, an amount equal to Class D
        Servicing fee for the related Distribution Date                                           $         -   275
  276   An amount to be included in the Excess Spread                                             $   305,170   276

  277   Available Excess Spread                                                                   $ 1,453,258   277
  278   Available Shared Excess Finance Charge Collections                                        $         -   278
  279   Total Cash Flow available for 1998-2 waterfall                                            $ 1,453,258   279

  280   Class A Required Amount is to be used to fund any deficiency in line266,
        line267 and line268                                                                       $         -   280
  281   The aggregate amount of Class A Investor Charge Offs which have not been
        previously reimbursed                                                                     $         -   281
  282   Class B Required Amount to the extent attributable to line270, and line271                $         -   282
  283   Class B Allocable Amount                                                                  $    80,691   283
  284   Any remaining portion of the Class B Required Amount                                      $         -   284
        An amount equal to any unreimbursed reductions of the Class B Investor
        Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
  285   Principal Collections; (iii) reallocations of the Class B Investor Amount to the          $         -   285
        Class A Investor Amount
        Collateral Monthly Interest for the related Distribution Date plus Collateral
  286   Monthly Interest previously due but not paid to the Collateral Indebtedness
        Holder plus Collateral Additional Interest                                                $   100,698   286
        Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
  287   Fee due for the relevant Monthly Period and not paid above                                $    75,833   287
  288   Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
        Fee due but not distributed to the Servicer for prior Monthly Periods                     $         -   288

  289   Collateral Allocable Amount                                                               $    90,074   289
  290   Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
        (iii) reallocations of the CIA to the Class A or Class B Investor Amount                  $         -   290
  291   The excess, if any, of the Required Cash Collateral Amount over the
        Available Collateral Amount                                                               $         -   291
  292   An amount equal to Class D Monthly Interest due but not paid to the Class D
        Certificateholders plus Class D Additional Interest                                       $    70,577   292
  293   Class D Servicing Fee due for the relevant Monthly Period and not paid above              $    26,667   293
  294   Class D Servicing Fee due but not distributed to the Servicer for prior
        Monthly Periods                                                                           $         -   294
  295   Class D Allocable Amount                                                                  $    60,049   295
  296   Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
        (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)           $         -   296
        reallocations of the Class D Investor Amount to the Class A or Class B
        Investor Amount or CIA
  297   Aggregate amount of any other amounts due to the Collateral Indebtedness
        Holder pursuant to the Loan Agreement                                                     $         -   297
  298   Excess, if any, of the Required Reserve Account Amount over the amount on
        deposit in the Reserve Account                                                            $         -   298
  299   Shared Excess Finance Charge Collections                                                  $   948,668   299
------------------------------------------------------------------------------------------------------------------------------------
                                  Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------------------
  300   Class A Monthly Principal (the least of line#301, line#304 and line#208)                  $         -   300
  301   Available Principal Collections held in the Collection Account (line #302
        and #303)                                                                                 $49,824,972   301
  302   Available Principal Collections held in the Collection Account prior to
        inclusion of amounts in line 302                                                          $49,824,972   302

                                                                   Series 1998-2

  303   Shared Principal Collections allocated to the Series                                          $          -       303
  304   Class A Accumulation Amount                                                                   $          -       304

  305   Class B Monthly Principal (the least of line#306, line#307 and line#209)
        (distributable only after payout of Class A)                                                  $ 21,500,000       305
  306      Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A Monthly Principal                                         $ 49,824,972       306
  307      Class B Accumulation Amount                                                                $ 21,500,000       307

  308   Collateral Monthly Principal (prior to payout of Class B) (the least of line#309
        and line#310)                                                                                 $ 24,000,000       308
  309      Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A and Class B Monthly Principal                             $ 28,324,972       309
  310      Enhancement Surplus                                                                        $ 24,000,000       310

  311   Class D Monthly Principal                                                                     $          -       311
  312      Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A, Class B or collateral Monthly Principals                 $  4,324,972       312

--------------------------------------------------------------------------------------------------------------------------------
                                                  Available Enhancement Amount
--------------------------------------------------------------------------------------------------------------------------------

  313   Available Enhancement Amount                                                                  $ 40,000,000       313
  314      Amount on Deposit in the Cash Collateral Account                                           $          -       314

--------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
--------------------------------------------------------------------------------------------------------------------------------

  315   Reallocated Principal Collections                                                             $          -       315
  316      Class D Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                      $          -       316
  317      Collateral Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                      $          -       317
  318      Class B Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                      $          -       318

--------------------------------------------------------------------------------------------------------------------------------
                              Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      %                    Amount
                                                                                   --------           ----------------
  319   Series 1998-2 Default Amount                                                 5.14%     319(a) $    230,815       319(b)
  320   Class A Investor Default Amount                                              0.00%     320(a) $          -       320(b)
  321   Class B Investor Default Amount                                              1.80%     321(a) $     80,691       321(b)
  322   Collateral Default Amount                                                    2.01%     322(a) $     90,074       322(b)
  323   Class D Investor Default Amount                                              1.34%     323(a) $     60,049       323(b)

  324   Series 1998-2 Adjustment Amount                                                               $          -       324
  325   Class A Adjustment Amount                                                                     $          -       325
  326   Class B Adjustment Amount                                                                     $          -       326
  327   Collateral Adjustment Amount                                                                  $          -       327
  328   Class D Adjustment Amount                                                                     $          -       328

  329   Series 1998-2 Allocable Amount                                                                $    230,815       329
  330      Class A Allocable Amount                                                                   $          -       330
  331      Class B Allocable Amount                                                                   $     80,691       331
  332      Collateral Allocable Amount                                                                $     90,074       332
  333      Class D Allocable Amount                                                                   $     60,049       333

--------------------------------------------------------------------------------------------------------------------------------
                                                        Required Amounts
--------------------------------------------------------------------------------------------------------------------------------

  334   Class A Required Amount                                                                       $          -       334
  335      Class A Monthly Interest for current Distribution Date                                     $          -       335
  336      Class A Monthly Interest previously due but not paid                                       $          -       336
  337      Class A Additional Interest for prior Monthly Period or previously due
        but not paid                                                                                  $          -       337
  338      Class A Allocable Amount for current Distribution Date                                     $          -       338
  339      Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $          -       339

  340   Class B Required Amount                                                                       $          -       340
  341      Class B Monthly Interest for current Distribution Date                                     $    110,188       341
  342      Class B Monthly Interest previously due but not paid                                       $          -       342

                                                                   Series 1998-2

  343   Class B Additional Interest for prior Monthly Period or previously due but
        not paid                                                                                      $          -       343
  344   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -       344
  345   Excess of Class B Allocable Amount over funds available to make payments                      $          -       345

  346   Collateral Required Amount                                                                    $          -       346
  347      Collateral Monthly Interest for current Distribution Date                                  $    100,698       347
  348      Collateral Monthly Interest previously due but not paid                                    $          -       348
  349      Collateral Additional Interest for prior Monthly Period or previously due but
        not paid                                                                                      $          -       349
  350      Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                  $          -       350
  351     Excess of Collateral Allocable Amount over funds available to make payments                 $          -       351

-------------------------------------------------------------------------------------------------------------------------------
                                                 Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------------

        Class A
        -------
  352   Class A Investor Amount reduction                                                             $          -       352
  353      Class A Investor Charge Off                                                                $          -       353
  354      Reductions of the Class A Investor Amount                                                  $          -       354
        Class B
        -------
  355   Class B Investor Amount reduction                                                             $          -       355
  356      Class B Investor Charge Off                                                                $          -       356
  357      Reductions of the Class B Investor Amount                                                  $          -       357
  358      Reallocated Principal Collections applied to Class A                                       $          -       358
        Collateral
        ----------
  359   Collateral Indebtedness Amount reduction                                                      $          -       359
  360      Collateral Indebtedness Amount Charge Off                                                  $          -       360
  361      Reductions of the Collateral Indebtedness Amount                                           $          -       361
  362      Reallocated Principal Collections applied to Class B                                       $          -       362
        Class D
        -------
  363   Class D Investor Amount reduction                                                             $          -       363
  364      Class D Investor Charge Off                                                                $          -       364
  365      Reductions of the Class D Investor Amount                                                  $          -       365
  366      Reallocated Principal Collections applied to Collateral Indebtedness
        Amount                                                                                        $          -       366

-------------------------------------------------------------------------------------------------------------------------------
                                                         Servicing Fee
-------------------------------------------------------------------------------------------------------------------------------

  367   Series 1998-2 Servicing Fee                                                                   $    102,500       367
  368      Class A Servicing Fee                                                                      $          -       368
  369      Class B Servicing Fee                                                                      $     35,833       369
  370      Collateral Servicing Fee                                                                   $     40,000       370
  371      Class D Servicing Fee                                                                      $     26,667       371

-------------------------------------------------------------------------------------------------------------------------------
                                                        Reserve Account
-------------------------------------------------------------------------------------------------------------------------------

  372   Required Reserve Account Amount ( if applicable)                                              $  3,000,000       372
  373   Reserve Account Reinvestment Rate for previous Monthly Period (if applicable)                         0.00%      373
  374   Reserve Account balance (as of Distribution Date)                                             $  3,000,000       374

  375   Accumulation Period Length                                                                        2 months       375

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2001.

     Saks Incorporated,
      as Servicer

     By /s/ Scott A. Honnold
        -----------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer